UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 3, 2009

BELO CORP.
 (Exact name of registrant as specified in its charter)

Delaware	1-8598	75-0135890
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P. O. Box 655237 Dallas, Texas	75265-5237
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 977-6606

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On September 3, 2009, the Company’s Board of Directors and its Compensation Committee approved an amendment to the Belo Savings Plan to make technical changes resulting from changes in law, including the Pension Protection Act of 2006 and final regulations issued under Section 415 of the Internal Revenue Code of 1986. The Fourth Amendment to the Belo Savings Plan (as amended and restated effective January 1, 2008) dated September 10, 2009 is Exhibit 10.1 to this Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

10.1	Fourth Amendment to the Belo Savings Plan (as amended and restated effective January 1, 2008) dated September 10, 2009

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 10, 2009	BELO CORP.

By: /s/ Kim S. Besse
Kim S. Besse
Vice President/Human Resources

EXHIBIT INDEX

10.1	Fourth Amendment to the Belo Savings Plan (as amended and restated effective January 1, 2008) dated September 10, 2009